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                                                                 EXHIBIT - 10.67

RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:

Ellman Burke Hoffman & Johnson
One Ecker, Suite 200
San Francisco, CA  94105
Attention:  Jodi Fedor
________________________________________________________________________________
                        (Space above for Recorder's Use)

Documentary Transfer Tax is not of public record and is shown on a separate sheet attached to this deed.

                                   GRANT DEED

FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, EOP-SKYPORT I, L.L.C. ("Grantor"), a Delaware limited liability company, hereby grants to BROCADE COMMUNICATIONS SYSTEMS SKYPORT LLC ("Grantee"), a Delaware limited liability company, the real property located in the City of San Jose, County of Santa Clara, State of California, described on EXHIBIT A attached hereto and made a part hereof (the "Property"), subject to:

1.       Acts of Grantee, and those claiming by, through and under Grantee.

2.       General and special taxes and assessments not yet delinquent.

3. Zoning, building and other governmental and quasi-governmental laws, codes and regulations.

4. Any adverse claim to any portion of the Property which has been created by artificial means or has accreted to any such portion so created and riparian rights, if any.

5. Covenants, conditions, restrictions, and private or public utility easements of record together with easements or claims of easements not shown by the public records.

6. Encroachments, overlaps, boundary line disputes, or other matters which would be disclosed by an accurate survey or inspection of the Property.

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Mail Tax Statements To:

Real Estate and Facilities, Brocade Communications, Inc., 1745 Technology Drive, San Jose, California 95110 Attn: Wendi Pauli

                  Executed as of this 18 day of November, 2003.

                  EOP- SKYPORT I, L.L.C., a Delaware limited liability company

                  By: EOP OPERATING LIMITED PARTNERSHIP, a Delaware limited
                      partnership, its sole member

                      By: EQUITY OFFICE PROPERTIES TRUST, a

                          Maryland real estate investment trust, its general partner

                          By:    /s/ Jeffrey S. Arnold
                                 -----------------------------------------------
                          Name:  Jeffrey S. Arnold
                          Title: Vice President - Legal

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                                EXHIBIT A TO DEED

         Parcel 1: All of Parcel A, as said parcel is shown upon that certain Parcel Map filed for record in the office of the Recorder of the County of Santa Clara on Nov. 18, 2003 in Book 766 of Maps at Pages 14-18.

         Parcel 2: Any and all easements benefiting the Parcel described above pursuant to Skyport Plaza Declaration of Common Easements, Covenants, Conditions and Restrictions, executed by Spieker Properties, L.P., a California limited partnership, and recorded February 14, 2001 as instrument No. 15560409, as amended by First Amendment to Skyport Plaza Declaration of Common Easements, Covenants, Conditions and Restrictions executed by Skyport Plaza Owners Association recorded October 26, 2001 as Instrument No. 15929606, Second Amendment to Skyport Plaza Declaration of Common Easements, Covenants, Conditions and Restrictions executed by Skyport Plaza Owner's Association, recorded October 22, 2002 as Instrument No. 16552265, Third Amendment to Skyport Plaza Declaration of Common Easements, Covenants, Conditions and Restrictions executed by Skyport Plaza Owner's Association, recorded September 12, 2003 as Instrument No. 17343456, and Fourth Amendment to Skyport Plaza Declaration of Common Easements, Covenants, Conditions and Restrictions of even date herewith.

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